Exhibit 99.2

ADMINISTRATIVE SERVICES AGREEMENT
This Administrative Services Agreement (this “Agreement”) is made as of [ ], 2017 by and among CAREY CREDIT INCOME FUND, a Delaware statutory trust (hereinafter referred to as the “Master Company”), each of THE COMPANIES LISTED ON APPENDIX A OF THIS AGREEMENT, each a Delaware statutory trust (each hereinafter referred to as a “Feeder Company” and collectively with the Master Company the “Companies”), and GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (hereinafter referred to as the “Administrator”).
W I T N E S S E T H:
WHEREAS, each of the Companies is an organized, non-diversified closed-end management investment company that has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);
WHEREAS, each Feeder Company invests all or substantially all its assets in the Master Company as part of a master/feeder BDC structure;
WHEREAS, each Company desires to retain the Administrator to provide administrative services to each Company in the manner and on the terms and conditions hereinafter set forth; and
WHEREAS, the Administrator is willing to provide administrative services to each Company in the manner and on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Companies and the Administrator hereby agree as follows:
1.Duties of the Administrator
(a)    Engagement of Administrator. Each Company hereby engages and retains the Administrator to furnish, or arrange for others to furnish, the administrative services, personnel and facilities described below for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such engagement and retention and agrees during such period to render, or arrange for the rendering of, such services and to assume the obligations herein set forth, subject to the reimbursement of costs and expenses provided for below. The Administrator, and any others with whom the Administrator subcontracts to provide the services set forth herein, shall for all purposes herein be deemed to be independent contractors of each Company and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent a Company in any way or otherwise be deemed agents of such Company.
The Administrator shall be subject to review and oversight by the board of trustees of each Company (the “Boards”) to assure that the administrative procedures, operations and programs of each Company are in the best interests of such Company’s shareholders.
(b)    Services. The Administrator shall perform the administrative services necessary for the operation of each Company, it being expressly understood and agreed that the Administrator may retain one or more Affiliates to provide some of the services described below and the Administrator agrees to oversee and supervise the provision of any such services. Without limiting the generality of the foregoing, the Administrator shall:

(i)
provide each Company with office facilities and equipment, and provide clerical, bookkeeping, accounting, financial reporting, communications with shareholders, proxy administration services, transfer agency services, corporate recordkeeping services, regulatory filing reporting services, compliance services, and legal services, and shall provide all such other services, except investment advisory services, as the Administrator, subject to review by the Boards, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement;

(ii)
on behalf of each Company, enter into agreements and/or conduct relations with custodians, depositories, transfer agents, distribution disbursing agents, the dividend reinvestment plan administrator, shareholder servicing agents, share repurchase program agents, proxy administrators and proxy solicitation agents, accountants, auditors, tax consultants, federal and state tax preparers, tax advisers and experts, investment advisers, compliance officers, escrow agents, attorneys, underwriters, managing dealer, brokers and dealers, investment due diligence firms in connection with the offering of securities, securities rating agencies, loan and credit facility administrators, investor custody and share transaction clearing platforms, marketing, sales and advertising materials contractors, public relations firms, investor communication agents, printers, insurers, banks, independent valuation firms and third party security pricing services, and such other persons in any such other capacity deemed to be necessary or desirable by the Administrator and each Company;

(iii)
the Administrator is hereby authorized to enter into one or more sub-administration agreements with other service providers (each a “Sub-Administrator”) pursuant to which the Administrator may obtain the services of the Sub-Administrator in fulfilling its responsibilities hereunder. Any such sub-administration agreements shall be in accordance with the requirements of the 1940 Act and other applicable federal and state laws and shall contain a provision requiring the Sub-Administrator to comply with Sections 2 and 3 below as if it were the Administrator;

(iv)	make reports to the Boards of its performance of obligations hereunder;

(v)
furnish advice and recommendations with respect to such other aspects of the business and affairs of each Company as the Administrator reasonably shall determine to be desirable; provided that nothing herein shall be construed to require the Administrator to, and the Administrator shall not pursuant to this Agreement, provide any advice or recommendation relating to the portfolio company investments that the Master Company should purchase, retain or sell or any other investment advisory services to each Company;

(vi)
assist each Company in (A) the preparation of the financial and other records that each Company is required to maintain and (B) the preparation, printing and dissemination of reports that each Company is required to furnish to its shareholders, as well as the reports and other materials filed with the Securities and Exchange Commission (the “SEC”), states and other jurisdictions where any offering of each Company’s shares are registered and there is a duty to file information with one or more jurisdictions on an ongoing basis;

(vii)
assist each Company in determining and publishing each Company’s net asset value, oversee the preparation and filing of each Company’s tax returns, and generally oversee and monitor the payment of each Company’s expenses and ensure that fees and expenses are within any applicable limitations set forth in each Company’s declaration of trust, as amended from time to time (“Declaration of Trust”);

(viii)
to change the organization and offering reimbursement rate, subject to the maximum organization and offering reimbursement rate as specified in Organization and Offering Expense Reimbursement Agreement; and

(ix)	oversee the performance of Sub-Administrator and other professional services rendered to each Company by others.
2.    Records.
The Administrator (and each Sub-Administrator, if applicable) shall maintain and keep all books, accounts and other records of each Company that relate to activities performed by the Administrator hereunder as required under the 1940 Act, federal laws, state laws, or any regulatory organization that a Company or its shares are subject. The Administrator agrees that all records that it maintains and preserves for a Company shall at all times remain the property of such Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to such Company upon the termination of this Agreement or otherwise on written request by such Company. The Administrator further agrees that the records that it maintains for a Company will be preserved in the manner and for the periods prescribed by the 1940 Act, federal laws, state laws, or any regulatory organization that a Company or its shares are subject, unless any such records are earlier surrendered as provided above. The Administrator shall have the right to retain copies of such records for an indefinite period, subject to observance of its confidentiality obligations under this Agreement. The Administrator shall maintain records of the locations where any books, accounts and records of such Company are maintained by third parties providing services directly or indirectly to such Company.
3.    Confidentiality.
The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed to any regulatory authority, by judicial or administrative process or otherwise by applicable law or regulation.
4.    Allocation of Costs and Expenses.
Each Company shall bear all costs and expenses for the administration of its business and shall reimburse the Administrator for any such costs and expenses that have been incurred by the Administrator on behalf of such Company on the terms and conditions set forth in Section 5. These costs and expenses shall include, but not be limited to:
(a)    office administration;
(b)    allocable portion of expenses and rent pertaining to the Administrator’s duties performed hereunder;
(c)    allocable portion of salaries, rent and expenses, including board meeting travel expenses, of executive officers of the Administrator also serving in the capacity of chief financial officer and chief compliance officer of each Company (subject to approval by a majority of the Independent Trustees);
(d)    costs associated with the monitoring and preparation of regulatory reporting, including registration statement amendments, prospectus supplements, and tax reporting;
(e)    costs and expenses related to preparation for, and conducting of, board of trustees and annual shareholder meetings, secretarial services, oversight of corporate calendar, shareholder and trustee communications and services;
(f)    costs and expenses related to soliciting and oversight of risk management protocols, including fidelity bonds, and trustees and officers insurance policies;
(g)    costs and expenses related to coordination and oversight of service provider activities and the direct cost of such contractual matters related thereto; and
(h)    costs and expenses related to preparation of all financial statements and the coordination and oversight of audits, regulatory inquiries, certifications and sub-certifications.
The Administrator shall use commercially reasonable efforts to prepare, prior to each fiscal year end of a Company, an estimated budget for anticipated costs and expenses related hereunder in such form and substance as shall be requested by the Boards. Each Company acknowledges that this estimated budget is for reporting purposes only and it shall remain obligated to reimburse the Administrator, subject to the limitations below, for any costs and expenses that may exceed the initial or any amended budget as approved by the Boards (the “Approved Budget”). The

Administrator shall obtain subsequent approval from the Boards prior to incurring any material expense not otherwise specified in the Approved Budget. For purposes of this section, “material expense” shall mean any expense which individually or as a series of related expenses, exceeds the greater of (i) $50,000 or (ii) 5% of the Approved Budget.
The Administrator acknowledges that it shall be responsible for ensuring that (i) any reimbursement to the Master Company’s investment adviser and/or sub-adviser, or any other person for deferred Organization and Offering Expenses, if any, shall not exceed the fifteen percent (15%) limitation on Front End Fees (as defined in each Company’s Declaration of Trust), regardless of the source of payment, and (ii) the percentage of gross proceeds of any offering committed to investment shall be at least eighty-five percent (85%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, trailing commissions (i.e., distribution and shareholder service fees), consulting fees, finders’ fees and all other items of compensation of any kind or description paid by a Company, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.
5.    No Fee; Reimbursement of Expenses; Limitations on Reimbursement of Expenses.
In full consideration for the provisions of the services provided by the Administrator under this Agreement, the parties acknowledge that there shall be no separate fee paid in connection with the administrative services provided. Each Company shall reimburse the Administrator promptly following the receipt of written invoices from the Administrator for all expenses of such Company incurred by the Administrator and its Affiliates as well as the actual cost of goods and services used for such Company and obtained by the Administrator from entities not Affiliated with such Company; provided, however, that such costs are reasonably allocated to each Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. Notwithstanding the foregoing, in no event shall a Company accrue or otherwise be financially responsible for, and in no event shall the Administrator be obligated to provide written invoices or any accounting or record whatsoever to a Company in connection with, any expenses incurred directly by the Administrator or its Affiliates (which for avoidance of doubt, shall not include any expenses of third-party service providers incurred by the Administrator or its Affiliates on a Company’s behalf) prior to the first common shares subscription closing date of each Company.
6.    Affiliate Defined.
For purposes of this Agreement, “Affiliate” or “Affiliated” or any derivation thereof means with respect to any individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association (“Person”): (a) any Person directly or indirectly owning, controlling, or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee or general partner of such other Person; or (e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

7.    Limitation of Liability of the Administrator; Indemnification.
(a)Indemnification. The Administrator and its officers, directors, shareholders (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as defined in the 1940 Act), and any other person or entity affiliated with, or acting on behalf of, the Administrator in performing its obligations under this Agreement, including any sub-administrator, each of whom shall be deemed a third-party beneficiary hereof (each an “Indemnified Party” and collectively, the “Indemnified Parties”) shall not be liable to a Company for any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under this Agreement or otherwise as administrator for each Company, and each Company shall indemnify, defend and protect the Indemnified Parties and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of such Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement or otherwise as administrator for such Company: (i) to the extent such Losses: (A) are not fully reimbursed by insurance and (B) do not arise by reason of willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Parties’ performance of such duties or obligations, or the Indemnified Parties’ reckless disregard of such duties and obligations; and (ii) otherwise to the fullest extent such indemnification is permitted under the Declaration of Trust (subject to the limitations in Section 7.3 of the Declaration of Trust), the 1940 Act, the laws of the State of Delaware and other applicable law. Notwithstanding any of the foregoing to the contrary, the provisions of this Section 7 shall not be construed so as to provide for the indemnification of any Indemnified Party to the extent that such indemnification would be in violation of the Declaration of Trust of any Feeder Company.
(b)    Advancement of Funds. A Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought, subject to the limitations of the 1940 Act, and only if all of the following conditions are met:

(i)	the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of each Company,

(ii)
the Indemnitee provides such Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by such Company as authorized by such Company’s Declarations of Trust,

(iii)
the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of such Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and

(iv)
the Indemnitee provides such Company with a written agreement to repay the amount paid or reimbursed by such Company, together with the applicable legal rate of interest thereon, if it is ultimately determined pursuant to a final, non-appealable decision of a court of competent jurisdiction that the Indemnitee is not entitled to indemnification.
Notwithstanding any of the foregoing to the contrary, the provisions of this Section 7 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 7 to the fullest extent permitted by law.
8.    Activities of the Administrator.
The services provided by the Administrator to the Companies are not exclusive, and the Administrator may engage in any other business or render similar or different services to others, including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, whether having investment objectives similar to or different from those of the Companies, so long as its services to the Companies hereunder are not impaired thereby and nothing in this Agreement shall limit or restrict the right of any officer, director, shareholder (and their shareholders or members, including the owners of their shareholders or members), officer or employee of the Administrator to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Master Company’s portfolio companies, subject to applicable law). The Administrator assumes no responsibility under this Agreement other than to render the services set forth herein. For avoidance of doubt, the parties acknowledge and agree that a pro rata portion of any fees paid to the Administrator or its officers, directors or employees for serving as a director of a portfolio company of the Master Company or for providing consulting services to such a portfolio company shall be the property of the Master Company, such pro rata portion to be determined based on the relative investments of the Master Company and affiliated funds in the applicable portfolio company.
9.    Duration and Termination of this Agreement
(a)    Term and Effectiveness. This Agreement shall become effective with respect to the Companies as of the date hereof. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Boards and (ii) the vote of a majority of each Company’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act, or any successor provision thereto) (the “Independent Trustees”) of any such party, in accordance with the requirements of the 1940 Act.
(b)    Termination. With respect to each Company, this Agreement may be terminated at any time, without the payment of any penalty: (i) by such Company upon 60 days’ written notice to the Administrator upon the vote of each Company’s Independent Trustees; or (ii) by the Administrator upon not less than 120 days’ written notice to such Company. This Agreement and the rights and duties of a party hereunder may not be assigned, including by operation of law, by a party without the prior consent of the other party and this Agreement automatically shall terminate in such event. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Administrator shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.
After the termination of this Agreement as to a Company, the Administrator shall be entitled to receive from such Company within 30 days after the effective date of such termination all unpaid reimbursements due and payable to the Administrator prior to termination of this Agreement.
10.    Amendments of this Agreement.
This Agreement may be amended pursuant to a written instrument by mutual consent of the parties. This Agreement shall terminate automatically as to a Company upon the dissolution of such Company.
11.    Severability.
If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.
12.    Counterparts.
This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.
13.    Governing Law.
This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the 1940 Act, if any. To the extent that the applicable laws of the State of New York or any of the provisions herein conflict with the applicable provisions of the 1940 Act, if any, the latter shall control.
14.    Entire Agreement.
This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.
15.    Survival.
The provisions of Sections 3, 7, 13 and 15 will survive termination of this Agreement.
16.    Notices.
Any notice under this Agreement shall be given in writing, addressed and delivered or mailed to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section 16.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.
CAREY CREDIT INCOME FUND
a Delaware statutory trust
100 Wilshire Boulevard, 5th Floor
Santa Monica, California 90401
By: ______________________
Name:
Title:

EACH FEEDER COMPANY LISTED ON APPENDIX A
each a Delaware statutory trust
100 Wilshire Boulevard, 5th Floor
Santa Monica, California 90401
By: ______________________
Name:
Title:

GUGGENHEIM PARTNERS INVESTMENT
MANAGEMENT, LLC
a Delaware limited liability company
100 Wilshire Boulevard, 5th Floor
Santa Monica, California 90401
By: ______________________
Name:
Title:

APPENDIX A – SCHEDULE OF FEEDER COMPANIES

Feeder Fund Name                Effective Date
Carey Credit Income Fund – I         [ ], 2017
Carey Credit Income Fund 2016 T        [ ], 2017
Carey Credit Income Fund 2017 T        [ ], 2017